UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03735

The New Economy Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Gregory F. Niland

The New Economy Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The New Economy Fund® Annual report for the year ended November 30, 2021

We believe in investing
in global companies
that will help shape
our future

The New Economy Fund seeks long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	12.18%	19.71%	17.24%
Class A shares (reflecting 5.75% maximum sales charge)	5.49	18.04	16.28

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.52% for Class F-2 shares and 0.74% for Class A shares as of the prospectus dated February 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

38	Board of trustees and other officers

Fellow investors:

We are pleased to present this annual report for the 12 months ended November 30, 2021.

Global equity markets rebounded over The New Economy Fund’s fiscal year as aggressive stimulus measures bolstered economic growth and corporate profitability. Additionally, COVID-19 fears eased. Late in the year, rising inflationary pressure and the specter of tightening monetary policy weighed on sentiment somewhat.

For the fiscal year, the fund had a total return of 16.43% for its Class F-2 shares with all dividends reinvested. This return trailed the 19.27% return of its primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures equity market results based on more than 40 developed and emerging market country indexes. For the 10-year period ended November 30, 2021, The New Economy Fund had an average annual total return of 16.92%, which exceeded the 11.39% return of the MSCI ACWI. We believe the 10-year and lifetime returns (see the table below) are important for investors to consider, as they best reflect our long-term approach and philosophy.

Markets rebounded strongly

At the time of our last annual report, the U.S. was facing a new political environment, an uncertain outlook for COVID-19 and global economies reeling from pandemic-related slowdowns. In the months that followed, world equity markets enjoyed a rapid rise to new

Results at a glance

For periods ended November 30, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 12/1/83)

The New Economy Fund (Class F-2 shares)[1]	16.43%	19.33%	16.92%	12.17%
The New Economy Fund (Class A shares)	16.18	19.07	16.64	11.92
MSCI ACWI (All Country World Index)[2,3]	19.27	13.99	11.39	9.80

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[3]	Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

The New Economy Fund	1

record highs driven by an improvement in the economic outlook thanks to aggressive policy stimulus and a surge in corporate profits.

In the United States, a stimulus bill was passed that included direct payments of up to $1,400 to American families and extended unemployment benefits. The Federal Reserve kept interest rates at historic lows and continued its aggressive pace of quantitative easing. And forward earnings estimates for S&P 500 companies pushed rapidly above pre-pandemic highs.

Overseas, the general policy tightening by the Chinese government and its desire to exert more central control over technology companies were blamed for a deep contraction in August, with retail sales growth dropping to 2.5% — much lower than expected. Chinese commerce is slowing, with auto sales and property sector difficulties serving to underscore the wariness of consumers. Declines in China’s equity indexes were triggered by regulatory tightening in certain sectors such as technology and education services, and later by default fears for real-estate conglomerate Evergrande and the property sector generally.

As the fiscal year ended, attention turned to growing inflationary pressure in the United States and elsewhere, with consumer prices by one measure rising at a pace not seen since the early ’80s.

As a result, market expectations rose for multiple interest rate increases by the Federal Reserve in 2022. Stocks weakened in September as investors digested the inflation surge before share prices resumed their upward trajectory.

Cyclical stocks led the rise

Continuing the theme from the prior fiscal year, cyclical stocks led the market higher as defensive and traditional bond proxies lagged. The stock prices of companies listed in the United States outpaced their peers listed in the rest of the world. Stock prices of companies listed in the emerging markets, on the other hand, lagged.

At the same time, the U.S. equity market had a fair amount of rotation within the major sector groups. Energy and financials enjoyed strong gains on a rebound in energy prices throughout 2021, and the prospect of higher interest rates (driven by inflation) bolstered the net interest margins that affect financial institutions’ profitability. West Texas Intermediate Crude Oil returned to the mid-$80s per barrel for the first time since late 2014.

Technology stocks continued to be strong, as well. Semiconductors in particular were a bright spot amid high demand and ongoing supply shortages, with key portfolio holding Broadcom benefiting from the rise. The PHLX Semiconductor Sector Index gained nearly 47% over the fiscal year. A core group of technology stocks with large market capitalizations — including the likes of Alphabet and Microsoft — remain a dominant force in the market and have driven a large portion of the gain in major U.S. equity averages.

Inside the fund

At the end of the reporting period, roughly 77% of the fund’s equity assets were in companies domiciled in the United States with the rest in other countries.

At the sector level, the fund’s investments remained focused on the information technology and health care sectors. Both are among the areas showing the best earnings growth and a rapid pace of technological innovation. The fund was hurt by its underexposure to areas of the market that rebounded strongly but have relatively low innovation, such as energy and real estate, as investors sought inflation hedges.

The portfolio’s largest holding is Microsoft, which returned over 55% during the reporting period as it continued to benefit from the success in cloud computing due to the shift in remote working. Revenue growth remains strong, with the company reporting a 22% gain from their most recent quarterly earnings.

The next largest holding is Netflix, which returned over 30% during the reporting period, as the COVID-19 pandemic continued to limit in-person activities. We believe that the company’s ability to generate unique content — such as the

2	The New Economy Fund

runaway Korean language hit Squid Game — that appeals to a global audience at a low cost will continue to benefit Netflix. Netflix expects to spend $22 billion on 2022 content versus Disney’s $33 billion and WarnerMedia’s $18 billion.

The third largest holding is Alphabet. In November, it became the third company to reach a market capitalization of more than $2 trillion. Shares rose nearly 62% as the company’s advertising business rebounded over the reporting period as the economy recovered. We continue to believe in the company’s earnings growth opportunities, but are watchful overall of the risk of increased regulatory oversight of the major tech platform companies. So far, this risk has been overshadowed by the ongoing and rapid pace of earnings growth by these tech companies.

Tencent Holdings was a laggard, falling 18.63% over the fiscal year, amid the broad weakness seen by Chinese equities and the regulatory crackdown from Beijing referenced previously. The company’s stock price was also negatively impacted due to new Chinese regulations that limit gaming for minors to three hours on the weekend.

A look ahead

While the fund’s near-term results have lagged over the past fiscal year, the fund continues to enjoy strong results over the three-, five- and 10-year periods.

Looking ahead, we see innovation and change accelerating. Companies that are successful are being rewarded. Current areas of investment research focus for the fund’s management team include clean energy, digital payments and the semiconductor space.

Turning to the macroeconomic outlook, we believe there will be ongoing progress toward a post-pandemic reality. Economic and social policy seems to be headed toward normalcy despite the effects of COVID-19 remaining a lingering problem. Higher inflation is likely to encourage the Federal Reserve to move to a more neutral policy stance, raising the cost of capital and affecting the price of financial assets.

Over the last decade, ultra-low interest rates and a generous monetary policy have created a fertile environment for innovation, startups and entrepreneurism. It is possible that with higher interest rates, dominant incumbent technology companies will enjoy less competition from fresh upstarts.

As a result, we continue to believe well-managed companies are ideally positioned to navigate these turbulent times and come out stronger on the other side. In addition, our long-term investment horizon allows us to take advantage of volatile markets and invest in companies we think will prosper over a period of years.

We thank you for your commitment to The New Economy Fund, and we look forward to reporting to you again in six months.

Sincerely,

Timothy D. Armour
Co-President

Harold H. La
Co-President

January 10, 2022

For current information about the fund, visit capitalgroup.com.

The New Economy Fund	3

The value of a long-term perspective

	1 year	5 years	10 years
Class F-2 shares	16.43%	19.33%	16.92%
Class A shares*	9.50	17.66	15.96

**Assumes payment of the maximum 5.75% sales charge.*

$1,000,000
500,000
200,000
100,000
50,000
20,000
10,000
9,000
Year ended November 30
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares. Class F-2 shares were first offered on August 1, 2008.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	All results are calculated with dividends and capital gains reinvested.
[4]	From December 1, 1983, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI.
[5]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	The New Economy Fund

How a hypothetical $10,000 investment has grown

This chart illustrates how a hypothetical $10,000 investment in The New Economy Fund’s Class F-2 and Class A shares grew between December 1, 1983 — when the fund began operations — and November 30, 2021, the end of its latest fiscal year.

The New Economy Fund	5

Investment portfolio November 30, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	77.28%
China	4.08
Eurozone*	2.92
India	2.03
Japan	1.68
South Korea	1.56
Taiwan	1.53
Canada	1.50
Hong Kong	1.27
Other countries	2.88
Short-term securities & other assets less liabilities	3.27
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 96.22%	Shares	Value (000)
Information technology 34.50%
Microsoft Corp.	4,815,668	$1,592,012
Broadcom, Inc.	1,707,500	945,409
Ceridian HCM Holding, Inc.[1]	7,075,333	774,041
Micron Technology, Inc.	7,365,963	618,741
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	3,751,424	439,480
Taiwan Semiconductor Manufacturing Company, Ltd.[2]	2,394,000	50,932
Wolfspeed, Inc.[1,3]	3,948,616	484,179
Shopify, Inc., Class A, subordinate voting shares[1]	291,843	444,124
Applied Materials, Inc.	2,580,613	379,840
Adobe, Inc.[1]	542,497	363,392
Mastercard, Inc., Class A	1,137,568	358,243
Advanced Micro Devices, Inc.[1]	2,176,039	344,619
Affirm Holdings, Inc., Class A1	2,599,582	329,315
Samsung Electronics Co., Ltd.[2]	5,102,850	308,017
Snowflake, Inc., Class A1	873,205	297,021
Arista Networks, Inc.[1]	1,853,200	229,908
ASML Holding NV2	248,216	194,501
ServiceNow, Inc.[1]	284,202	184,078
RingCentral, Inc., Class A1	844,564	182,409
SK hynix, Inc.[2]	1,719,963	166,299
Autodesk, Inc.[1]	647,543	164,599
PayPal Holdings, Inc.[1]	833,015	154,016
Accenture PLC, Class A	413,737	147,870
Motorola Solutions, Inc.	508,809	128,820
Atlassian Corp. PLC, Class A1	342,147	128,757
Paycom Software, Inc.[1]	266,040	116,387
Square, Inc., Class A1	558,272	116,305
Zscaler, Inc.[1]	331,282	114,945
MongoDB, Inc., Class A1	226,497	112,818
Zendesk, Inc.[1]	1,084,000	110,687
EPAM Systems, Inc.[1]	165,523	100,729
VMware, Inc., Class A	786,239	91,785
HubSpot, Inc.[1]	104,741	84,516
Datadog, Inc., Class A1	442,887	78,962
Cloudflare, Inc., Class A1	402,178	75,706
Smartsheet, Inc., Class A1	1,179,836	75,509
Apple, Inc.	455,495	75,293
PagSeguro Digital, Ltd., Class A1	2,881,911	73,662
CCC Intelligent Solutions Holdings, Inc.[1,3]	5,457,940	70,134
StoneCo, Ltd., Class A1	4,240,977	66,159
NortonLifeLock, Inc.	2,655,600	65,992
CrowdStrike Holdings, Inc., Class A1	278,557	60,486
Fiserv, Inc.[1]	607,116	58,599
NVIDIA Corp.	179,000	58,490

6	The New Economy Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Amphenol Corp., Class A	722,980	$58,258
Keyence Corp.[2]	93,500	57,745
Twilio, Inc.[1]	193,808	55,458
Kingdee International Software Group Co., Ltd.[1,2]	16,768,000	50,854
MediaTek, Inc.[2]	1,047,000	37,690
MicroStrategy, Inc., Class A1	50,400	36,360
Lam Research Corp.	51,396	34,942
Keysight Technologies, Inc.[1]	176,645	34,354
Qorvo, Inc.[1]	232,043	33,932
Bottomline Technologies (DE), Inc.[1]	703,054	31,525
SailPoint Technologies Holdings, Inc.[1]	584,163	30,721
Zoom Video Communications, Inc., Class A1	141,568	29,929
Pegasystems, Inc.	258,203	29,647
Okta, Inc., Class A1	137,119	29,512
Marqeta, Inc., Class A1,3	1,500,000	29,490
SAP SE2	227,000	29,140
Insight Enterprises, Inc.[1]	262,000	25,838
Palo Alto Networks, Inc.[1]	46,434	25,397
Dolby Laboratories, Inc., Class A	293,902	24,514
Amadeus IT Group SA, Class A, non-registered shares[1,2]	293,902	18,810
Lightspeed Commerce, Inc. SV, subordinate voting shares[1]	372,544	18,810
Qualtrics International, Inc., Class A1	545,321	17,647
Confluent, Inc., Class A1	209,765	16,366
Nice, Ltd. (ADR)	55,000	16,059
OBIC Co., Ltd.[2]	85,000	15,689
Xero, Ltd.[1,2]	150,000	15,161
ALTEN SA, non-registered shares[2]	90,000	14,891
DocuSign, Inc.[1]	60,120	14,811
Suse SA1,2	327,045	13,454
Paylocity Holding Corp.[1]	49,200	12,415
Marvell Technology, Inc.	173,188	12,326
Avalara, Inc.[1]	83,511	11,665
SimCorp AS2	114,104	11,577
Nomura Research Institute, Ltd.[2]	250,000	10,718
Jack Henry & Associates, Inc.	46,422	7,039
Nu Holdings, Ltd., Class A1,2,4,5	318,786	2,413
Stripe, Inc., Class B1,2,4,5	52,548	2,403
GLOBALFOUNDRIES, Inc.[1]	17,400	1,205
		11,936,551

Health care 16.31%
UnitedHealth Group, Inc.	1,610,510	715,421
Thermo Fisher Scientific, Inc.	990,564	626,859
Abbott Laboratories	3,365,324	423,257
WuXi Biologics (Cayman), Inc.[1,2]	25,037,000	340,976
Daiichi Sankyo Company, Ltd.[2]	13,614,900	340,571
Insulet Corp.[1]	1,055,245	304,375
Agilon Health, Inc.[1]	12,002,697	264,059
WuXi AppTec Co., Ltd., Class H2	10,054,452	223,962
Biohaven Pharmaceutical Holding Co., Ltd.[1]	1,621,827	182,034
Molina Healthcare, Inc.[1]	533,278	152,080
Humana, Inc.	353,933	148,549
PerkinElmer, Inc.	786,397	143,250
Centene Corp.[1]	1,869,598	133,508
Cigna Corp.	654,850	125,666
Exact Sciences Corp.[1]	1,384,148	118,165
Catalent, Inc.[1]	806,136	103,717
Zoetis, Inc., Class A	431,517	95,814
Guardant Health, Inc.[1]	906,897	95,333
NovoCure, Ltd.[1]	854,000	79,969
Stryker Corp.	322,308	76,268
Olympus Corp.[2]	3,010,000	66,608
Oak Street Health, Inc.[1]	1,930,613	59,752
Vertex Pharmaceuticals, Inc.[1]	305,699	57,147
AbCellera Biologics, Inc.[1,3]	3,815,000	57,072
CanSino Biologics, Inc., Class H1,2,3	2,500,400	54,749
Gilead Sciences, Inc.	706,339	48,688
Regeneron Pharmaceuticals, Inc.[1]	73,412	46,729

The New Economy Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Align Technology, Inc.[1]	72,500	$44,336
Eli Lilly and Company	168,673	41,838
Bachem Holding AG, Class B2	53,997	38,989
Allakos, Inc.[1]	469,000	36,746
Syneos Health, Inc., Class A1	337,347	32,777
CRISPR Therapeutics AG1	409,000	32,679
Fate Therapeutics, Inc.[1]	573,000	31,521
Ultragenyx Pharmaceutical, Inc.[1]	398,772	30,000
Carl Zeiss Meditec AG, non-registered shares[2]	144,508	28,990
Novavax, Inc.[1]	115,000	23,992
R1 RCM, Inc.[1]	988,939	23,557
Cano Health, Inc.[1,3]	2,491,548	23,271
Genus PLC[2]	313,000	19,985
BioMarin Pharmaceutical, Inc.[1]	225,529	19,461
Amplifon SpA[2]	357,436	17,466
ICON PLC[1]	61,557	16,649
Penumbra, Inc.[1]	64,275	15,789
Zai Lab, Ltd.[1,2]	210,529	14,829
Rede D’Or Sao Luiz SA	1,433,239	12,790
M3, Inc.[2]	200,400	10,783
Aier Eye Hospital Group Co., Ltd., Class A2	1,600,102	10,720
Global Blood Therapeutics, Inc.[1]	302,140	8,538
HOYA Corp.[2]	40,000	6,319
TG Therapeutics, Inc.[1]	403,824	6,138
Chugai Pharmaceutical Co., Ltd.[2]	154,000	4,964
Notre Dame Intermédica Participações SA	414,000	4,526
		5,642,231

Communication services 14.41%
Netflix, Inc.[1]	2,411,299	1,547,813
Alphabet, Inc., Class C1	195,344	556,543
Alphabet, Inc., Class A1	182,870	518,976
Meta Platforms, Inc., Class A1	1,475,157	478,629
ZoomInfo Technologies, Inc., Class A1	4,878,801	301,022
Comcast Corp., Class A	5,298,329	264,811
Tencent Holdings, Ltd.[2]	4,269,900	251,551
Snap, Inc., Class A, nonvoting shares[1]	5,211,729	248,130
Sea, Ltd., Class A (ADR)[1]	693,902	199,892
Epic Games, Inc.[1,2,4,5]	84,438	109,356
New York Times Co., Class A	1,611,494	76,546
Playtika Holding Corp.[1]	4,395,409	75,601
Endeavor Group Holdings, Inc., Class A1	2,615,588	73,550
Charter Communications, Inc., Class A1	93,966	60,728
T-Mobile US, Inc.[1]	453,342	49,328
Live Nation Entertainment, Inc.[1]	433,627	46,246
Match Group, Inc.[1]	240,128	31,214
Bumble, Inc., Class A1	857,839	29,390
Warner Music Group Corp., Class A	548,408	23,763
Activision Blizzard, Inc.	399,797	23,428
Bandwidth, Inc., Class A1	289,795	20,767
		4,987,284

Consumer discretionary 12.98%
Amazon.com, Inc.[1]	289,448	1,015,114
MercadoLibre, Inc.[1]	308,264	366,344
Floor & Decor Holdings, Inc., Class A1	1,990,446	256,588
Rivian Automotive, Inc., Class A1,2,6	1,439,172	156,843
Rivian Automotive, Inc., Class A1	780,100	93,425
Hilton Worldwide Holdings, Inc.[1]	1,515,037	204,636
Five Below, Inc.[1]	990,626	201,533
General Motors Company[1]	3,289,072	190,339
Airbnb, Inc., Class A1	1,012,466	174,691
Marriott International, Inc., Class A1	990,217	146,116
Chipotle Mexican Grill, Inc.[1]	87,772	144,245
Home Depot, Inc.	351,099	140,654
Booking Holdings, Inc.[1]	65,472	137,612
DraftKings, Inc., Class A1	3,254,046	112,427
Dollar General Corp.	496,597	109,897

8	The New Economy Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Flutter Entertainment PLC[1,2]	775,011	$104,911
Aptiv PLC[1]	648,097	103,922
Carvana Co., Class A1	318,000	89,174
Burlington Stores, Inc.[1]	292,266	85,672
NIKE, Inc., Class B	454,695	76,953
Coupang, Inc., Class A1	2,445,500	64,806
DoorDash, Inc., Class A1	299,914	53,616
LVMH Moët Hennessy-Louis Vuitton SE2	67,098	52,085
Entain PLC[1,2]	2,284,500	50,508
Kering SA2	63,033	48,607
Evolution AB2	351,584	36,848
Farfetch, Ltd., Class A1	1,026,000	35,305
Etsy, Inc.[1]	118,157	32,443
Wayfair, Inc., Class A1,3	127,000	31,476
Tesla, Inc.[1]	26,019	29,785
YUM! Brands, Inc.	239,000	29,359
Galaxy Entertainment Group, Ltd.[1,2]	5,182,000	28,213
EssilorLuxottica[2]	114,590	22,960
Peloton Interactive, Inc., Class A1	507,155	22,315
Target Corp.	50,600	12,338
Bandai Namco Holdings, Inc.[2]	150,000	11,669
Sony Group Corp.[2]	90,000	10,968
Meituan, Class B1,2	226,791	6,922
		4,491,319

Financials 8.11%
Kotak Mahindra Bank, Ltd.[2]	20,782,148	544,341
AIA Group, Ltd.[2]	34,246,400	360,338
JPMorgan Chase & Co.	1,598,895	253,953
Arch Capital Group, Ltd.[1]	4,162,026	168,063
Tradeweb Markets, Inc., Class A	1,718,043	164,932
Berkshire Hathaway, Inc., Class B1	576,545	159,524
S&P Global, Inc.	301,302	137,312
CME Group, Inc., Class A	602,904	132,952
Marqeta, Inc., Class B1	6,704,956	131,819
Discover Financial Services	929,688	100,267
Nasdaq, Inc.	453,377	92,140
Intercontinental Exchange, Inc.	611,928	79,991
KKR & Co., Inc.	947,190	70,518
HDFC Bank, Ltd.[2]	2,941,300	58,324
EQT AB2	990,920	58,154
RenaissanceRe Holdings, Ltd.	338,136	52,110
Futu Holdings, Ltd. (ADR)[1,3]	1,070,406	50,834
SVB Financial Group[1]	57,647	39,911
Marsh & McLennan Companies, Inc.	241,713	39,646
Janus Henderson Group PLC	787,804	33,663
MSCI, Inc.	36,731	23,120
Coinbase Global, Inc., Class A1	60,400	19,026
Bajaj Finserv, Ltd.[2]	76,000	17,369
Allfunds Group PLC[1,2]	988,623	16,285
		2,804,592

Industrials 6.48%
CSX Corp.	13,351,091	462,749
Union Pacific Corp.	785,194	185,023
L3Harris Technologies, Inc.	802,000	167,682
Safran SA2	1,494,829	166,346
Airbus SE, non-registered shares[1,2]	1,176,394	131,048
Copart, Inc.[1]	862,569	125,211
Carrier Global Corp.	2,203,500	119,254
General Electric Co.	1,206,405	114,597
Old Dominion Freight Line, Inc.	249,700	88,686
TransDigm Group, Inc.[1]	123,950	71,649
Sungrow Power Supply Co., Ltd., Class A2	2,711,666	68,731
Norfolk Southern Corp.	209,353	55,535
NIBE Industrier AB, Class B2	3,728,868	53,255
Northrop Grumman Corp.	141,432	49,332
Equifax, Inc.	165,201	46,033

The New Economy Fund	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Nidec Corp.[2]	385,800	$44,114
Uber Technologies, Inc.[1]	1,019,977	38,759
Ryanair Holdings PLC (ADR)[1]	395,051	37,747
Wizz Air Holdings PLC[1,2]	666,243	34,823
Boeing Company[1]	168,406	33,319
Rentokil Initial PLC[2]	4,055,000	32,989
Stericycle, Inc.[1]	498,800	28,182
Honeywell International, Inc.	135,860	27,476
Hefei Meyer Optoelectronic Technology, Inc., Class A2	3,843,219	23,416
IMCD NV2	80,000	17,739
Sydney Airport, units[1,2]	2,314,475	13,625
InPost SA1,2	491,874	5,473
		2,242,793

Consumer staples 0.91%
Costco Wholesale Corp.	403,251	217,505
Zur Rose Group AG1,2,3	127,800	48,401
Monster Beverage Corp.[1]	402,131	33,691
Ocado Group PLC[1,2]	567,677	13,538
		313,135

Utilities 0.88%
ENN Energy Holdings, Ltd.[2]	15,655,300	290,723
NextEra Energy, Inc.	169,934	14,747
		305,470

Materials 0.87%
Sherwin-Williams Company	867,418	287,324
Air Liquide SA, non-registered shares[2]	57,968	9,587
Yunnan Energy New Material Co., Ltd., Class A2	128,400	5,115
		302,026

Real estate 0.52%
CIFI Ever Sunshine Services Group, Ltd.[2]	42,160,000	70,664
Embassy Office Parks REIT[2]	12,096,000	57,804
Equinix, Inc. REIT	63,671	51,714
		180,182

Energy 0.25%
Neste OYJ[2]	1,321,911	62,344
Reliance Industries, Ltd.[2]	795,000	25,579
		87,923

Total common stocks (cost: $18,661,208,000)		33,293,506

Preferred securities 0.51%
Consumer discretionary 0.42%
Maplebear, Inc., Series H, noncumulative preferred shares[1,2,4,5]	830,425	99,618
Maplebear, Inc., Series I, noncumulative preferred shares[1,2,4,5]	398,330	47,783
		147,401

Information technology 0.09%
Nu Holdings, Ltd., Series G, noncumulative preferred shares[1,2,4,5]	2,895,996	21,923
Nu Holdings, Ltd., Series A, noncumulative preferred shares[1,2,4,5]	494,622	3,744
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares[1,2,4,5]	410,220	3,106
Nu Holdings, Ltd., Series B, noncumulative preferred shares[1,2,4,5]	28,314	214
Nu Holdings, Ltd., Series D, noncumulative preferred shares[1,2,4,5]	15,048	114
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,2,4,5]	22,617	1,034
		30,135

Total preferred securities (cost: $122,319,000)		177,536

Short-term securities 3.38%
Money market investments 3.18%
Capital Group Central Cash Fund 0.07%[7,8]	11,001,932	1,100,194

10	The New Economy Fund

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.20%
Capital Group Central Cash Fund 0.07%[7,8,9]	326,008	$32,601
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[7,9]	20,252,969	20,253
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	16,300,411	16,300
		69,154

Total short-term securities (cost: $1,169,258,000)		1,169,348
Total investment securities 100.11% (cost: $19,952,785,000)		34,640,390
Other assets less liabilities (0.11%)		(37,572)

Net assets 100.00%		$34,602,818

Investments in affiliates8

	Value of affiliates at 12/1/2020 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 11/30/2021 (000)	Dividend income (000)
Short-term securities 3.27%
Money market investments 3.18%
Capital Group Central Cash Fund 0.07%[7]	$1,688,527	$4,235,728		$4,823,976	$81	$(166)	$1,100,194	$983
Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 0.07%[7,9]	—	32,601	[10]				32,601	—	[11]
Total short-term securities							1,132,795
Total 3.27%					$81	$(166)	$1,132,795	$983

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,479,307,000, which represented 15.83% of the net assets of the fund. This amount includes $5,030,756,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	All or a portion of this security was on loan. The total value of all such securities was $78,659,000, which represented .23% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $156,843,000, which represented .45% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 11/30/2021.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Maplebear, Inc., Series H, noncumulative preferred shares	11/13/2020	$49,826	$99,618	.29%
Maplebear, Inc., Series I, noncumulative preferred shares	2/26/2021	49,791	47,783	.14
Epic Games, Inc.	3/29/2021	74,728	109,356	.31
Nu Holdings, Ltd., Series G, noncumulative preferred shares	1/27/2021	16,419	21,923	.06
Nu Holdings, Ltd., Series A, noncumulative preferred shares	1/27/2021	2,804	3,744	.01
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares	1/27/2021	2,326	3,106	.01
Nu Holdings, Ltd., Class A	1/27/2021	1,807	2,413	.01
Nu Holdings, Ltd., Series B, noncumulative preferred shares	1/27/2021	161	214	.00
Nu Holdings, Ltd., Series D, noncumulative preferred shares	1/27/2021	85	114	.00
Stripe, Inc., Class B	5/6/2021	2,109	2,403	.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	908	1,034	.00
Total private placement securities		$200,964	$291,708	.84%

The New Economy Fund	11

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

12	The New Economy Fund

Financial statements

Statement of assets and liabilities at November 30, 2021
(dollars in thousands)

Assets:
Investment securities, at value (includes $78,659 of investment securities on loan):
Unaffiliated issuers (cost: $18,820,080)	$33,507,595
Affiliated issuers (cost: $1,132,705)	1,132,795	$34,640,390
Cash		304
Cash denominated in currencies other than U.S. dollars (cost: $31,032)		31,009
Cash collateral received for securities on loan		7,684
Receivables for:
Sales of investments	73,806
Sales of fund’s shares	26,403
Dividends	13,215
Securities lending income	1
Other	179	113,604
		34,792,991
Liabilities:
Collateral for securities on loan		76,838
Payables for:
Purchases of investments	55,945
Repurchases of fund’s shares	16,284
Investment advisory services	10,833
Services provided by related parties	6,458
Trustees’ deferred compensation	3,832
Non-U.S. taxes	19,566
Other	417	113,335
Net assets at November 30, 2021		$34,602,818

Net assets consist of:
Capital paid in on shares of beneficial interest		$17,512,057
Total distributable earnings		17,090,761
Net assets at November 30, 2021		$34,602,818

See notes to financial statements.

The New Economy Fund	13

Financial statements (continued)

Statement of assets and liabilities at November 30, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (530,563 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$18,596,545	284,235		$65.43
Class C	539,511	9,576		56.34
Class T	17	—	*	65.54
Class F-1	344,917	5,254		65.65
Class F-2	3,024,652	46,231		65.43
Class F-3	1,332,328	20,290		65.66
Class 529-A	1,109,179	17,174		64.58
Class 529-C	52,891	925		57.20
Class 529-E	42,648	675		63.19
Class 529-T	22	—	*	65.49
Class 529-F-1	12	—	*	64.53
Class 529-F-2	106,939	1,634		65.45
Class 529-F-3	13	—	*	65.41
Class R-1	40,095	685		58.57
Class R-2	244,538	4,145		59.00
Class R-2E	14,620	230		63.51
Class R-3	338,806	5,349		63.34
Class R-4	343,984	5,315		64.72
Class R-5E	84,887	1,305		65.07
Class R-5	114,929	1,741		66.03
Class R-6	8,271,285	125,799		65.75

*	Amount less than one thousand.

See notes to financial statements.

14	The New Economy Fund

Financial statements (continued)

Statement of operations for the year ended November 30, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,779; also includes $983 from affiliates)	$178,024
Securities lending income (net of fees)	2,807
Interest	50	$180,881
Fees and expenses*:
Investment advisory services	122,128
Distribution services	59,808
Transfer agent services	21,712
Administrative services	9,983
Reports to shareholders	655
Registration statement and prospectus	875
Trustees’ compensation	1,096
Auditing and legal	234
Custodian	1,186
Other	921
Total fees and expenses before waiver/reimbursement	218,598
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	14
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		218,584
Net investment loss		(37,703)

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2):
Unaffiliated issuers	2,581,348
Affiliated issuers	81
In-kind redemptions	147,564
Currency transactions	(2,326)	2,726,667
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $19,340):
Unaffiliated issuers	2,121,834
Affiliated issuers	(166)
Currency translations	(211)	2,121,457
Net realized gain and unrealized appreciation		4,848,124

Net increase in net assets resulting from operations		$4,810,421

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

The New Economy Fund	15

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2021	2020
Operations:
Net investment (loss) income	$(37,703)	$62,995
Net realized gain	2,726,667	811,008
Net unrealized appreciation	2,121,457	5,917,785
Net increase in net assets resulting from operations	4,810,421	6,791,788

Distributions paid to shareholders	(773,115)	(1,575,270)

Net capital share transactions	1,278,359	1,958,906

Total increase in net assets	5,315,665	7,175,424

Net assets:
Beginning of year	29,287,153	22,111,729
End of year	$34,602,818	$29,287,153

See notes to financial statements.

16	The New Economy Fund

Notes to financial statements

1. Organization

The New Economy Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

The New Economy Fund	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

18	The New Economy Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$10,936,257	$995,478	$4,816	$11,936,551
Health care	4,462,320	1,179,911	—	5,642,231
Communication services	4,626,377	251,551	109,356	4,987,284
Consumer discretionary	3,960,785	530,534	—	4,491,319
Financials	1,749,781	1,054,811	—	2,804,592
Industrials	1,651,234	591,559	—	2,242,793
Consumer staples	251,196	61,939	—	313,135
Utilities	14,747	290,723	—	305,470
Materials	287,324	14,702	—	302,026
Real estate	51,714	128,468	—	180,182
Energy	—	87,923	—	87,923
Preferred securities	—	—	177,536	177,536
Short-term securities	1,169,348	—	—	1,169,348
Total	$29,161,083	$5,187,599	$291,708	$34,640,390

The New Economy Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may also be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

20	The New Economy Fund

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2021, the total value of securities on loan was $78,659,000, and the total value of collateral received was $80,994,000. Collateral received includes cash of $76,838,000 and U.S. government securities of $4,156,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The New Economy Fund	21

As of and during the year ended November 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2021, the fund reclassified $247,702,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Late year ordinary loss deferral[1]	$(40,921)
Undistributed long-term capital gains	2,477,053
Gross unrealized appreciation on investments	15,463,797
Gross unrealized depreciation on investments	(786,149)
Net unrealized appreciation on investments	14,677,648
Cost of investments	19,962,742

[1]	This deferral is considered incurred in the subsequent year.

22	The New Economy Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2021						Year ended November 30, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$2,466		$413,384		$415,850		$41,027		$883,952	$924,979
Class C	—		15,709		15,709		—	[2]	40,146	40,146
Class T	—	[2]	—	[2]	—	[2]	—	[2]	1	1
Class F-1	—		9,130		9,130		882		22,125	23,007
Class F-2	5,764		62,075		67,839		8,188		106,752	114,940
Class F-3	3,025		25,392		28,417		4,272		47,309	51,581
Class 529-A	109		24,599		24,708		1,932		47,268	49,200
Class 529-C	—		1,584		1,584		—		7,838	7,838
Class 529-E	—		994		994		24		2,168	2,192
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	1	1
Class 529-F-1	—	[2]	—	[2]	—	[2]	301		4,322	4,623
Class 529-F-2[3]	159		2,159		2,318		—		—	—
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]	—		—	—
Class R-1	—		1,151		1,151		—		2,876	2,876
Class R-2	—		6,526		6,526		—		14,824	14,824
Class R-2E	—		363		363		—		869	869
Class R-3	—		8,392		8,392		44		20,739	20,783
Class R-4	—		8,737		8,737		867		22,275	23,142
Class R-5E	133		1,804		1,937		311		3,717	4,028
Class R-5	311		3,043		3,354		690		8,269	8,959
Class R-6	19,140		156,966		176,106		23,482		257,799	281,281
Total	$31,107		$742,008		$773,115		$82,020		$1,493,250	$1,575,270

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. On September 16, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective November 1, 2021, decreasing the annual rate to 0.340% on daily net assets in excess of $34 billion. CRMC waived investment advisory services fees of $14,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $122,128,000 were reduced to $122,114,000, both of which were equivalent to an annualized rate of 0.367% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

The New Economy Fund	23

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended November 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

24	The New Economy Fund

For the year ended November 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$45,113	$14,858		$5,452		Not applicable
Class C	5,626	463		169		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	905	467		109		Not applicable
Class F-2	Not applicable	2,936		857		Not applicable
Class F-3	Not applicable	19		365		Not applicable
Class 529-A	2,407	810		324		$642
Class 529-C	556	43		17		34
Class 529-E	209	19		13		25
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	81		30		59
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	412	39		12		Not applicable
Class R-2	1,883	862		75		Not applicable
Class R-2E	88	30		4		Not applicable
Class R-3	1,727	515		104		Not applicable
Class R-4	882	350		106		Not applicable
Class R-5E	Not applicable	120		24		Not applicable
Class R-5	Not applicable	55		37		Not applicable
Class R-6	Not applicable	45		2,285		Not applicable
Total class-specific expenses	$59,808	$21,712		$9,983		$760

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,096,000 in the fund’s statement of operations reflects $178,000 in current fees (either paid in cash or deferred) and a net increase of $918,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $285,105,000 and $374,543,000, respectively, which generated $41,317,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund borrowed $10,000 at a rate of 0.195% from one or more CRMC-managed funds during the year ended November 30, 2021. The fund paid less than $1,000 in interest expense for the loan.

The New Economy Fund	25

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2021

Class A	$1,610,598	25,773	$408,407		7,019		$(1,952,050)	(31,119)	$66,955	1,673
Class C	74,477	1,379	15,670		310		(159,411)	(2,936)	(69,264)	(1,247)
Class T	—	—	—		—		—	—	—	—
Class F-1	39,824	638	8,979		154		(112,732)	(1,797)	(63,929)	(1,005)
Class F-2	788,408	12,581	65,109		1,121		(610,716)	(9,719)	242,801	3,983
Class F-3	373,364	5,917	28,286		486		(217,115)	(3,441)	184,535	2,962
Class 529-A	139,396	2,265	24,698		430		(141,965)	(2,289)	22,129	406
Class 529-C	9,610	175	1,583		31		(22,032)	(401)	(10,839)	(195)
Class 529-E	5,368	90	992		17		(6,546)	(108)	(186)	(1)
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-2	24,621	394	2,318		40		(16,195)	(260)	10,744	174
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	5,511	98	1,151		22		(13,552)	(244)	(6,890)	(124)
Class R-2	50,350	889	6,526		124		(76,690)	(1,350)	(19,814)	(337)
Class R-2E	4,290	71	363		6		(5,630)	(93)	(977)	(16)
Class R-3	67,708	1,118	8,387		148		(101,181)	(1,665)	(25,086)	(399)
Class R-4	53,467	866	8,735		152		(106,356)	(1,733)	(44,154)	(715)
Class R-5E	15,481	249	1,938		34		(13,484)	(218)	3,935	65
Class R-5	20,270	321	3,350		57		(46,918)	(744)	(23,298)	(366)
Class R-6	1,566,264	25,182	174,534		2,993		(729,102)	(11,631)	1,011,696	16,544
Total net increase (decrease)	$4,849,007	78,006	$761,027		13,144		$(4,331,675)	(69,748)	$1,278,359	21,402

See end of table for footnotes.

26	The New Economy Fund

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2020

Class A	$1,450,476	30,960		$907,792	19,995		$(2,072,592)	(44,859)	$285,676	6,096
Class C	73,501	1,802		39,832	1,000		(191,171)	(4,622)	(77,838)	(1,820)
Class T	—	—		—	—		—	—	—	—
Class F-1	66,788	1,495		22,629	497		(121,759)	(2,626)	(32,342)	(634)
Class F-2	890,199	18,789		109,472	2,417		(557,187)	(12,294)	442,484	8,912
Class F-3	271,259	5,711		51,354	1,131		(198,904)	(4,282)	123,709	2,560
Class 529-A	166,746	3,502		49,185	1,097		(119,699)	(2,577)	96,232	2,022
Class 529-C	11,927	288		7,836	194		(80,682)	(1,859)	(60,919)	(1,377)
Class 529-E	5,115	114		2,191	50		(7,381)	(164)	(75)	— [2]
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	15,280	324		4,622	103		(90,449)	(1,800)	(70,547)	(1,373)
Class 529-F-2[3]	76,500	1,469		—	—		(502)	(9)	75,998	1,460
Class 529-F-3[3]	10	—	[2]	—	—		—	—	10	— [2]
Class R-1	12,000	261		2,876	70		(18,030)	(419)	(3,154)	(88)
Class R-2	53,183	1,237		14,811	355		(74,204)	(1,753)	(6,210)	(161)
Class R-2E	2,964	66		869	20		(4,972)	(112)	(1,139)	(26)
Class R-3	67,408	1,464		20,774	470		(124,475)	(2,715)	(36,293)	(781)
Class R-4	58,738	1,277		23,135	515		(132,296)	(2,813)	(50,423)	(1,021)
Class R-5E	12,252	263		4,027	89		(12,835)	(272)	3,444	80
Class R-5	18,628	403		8,952	196		(49,367)	(1,122)	(21,787)	(523)
Class R-6	1,850,845	41,124		281,276	6,189		(840,042)	(18,287)	1,292,079	29,026
Total net increase (decrease)	$5,103,819	110,549		$1,551,634	34,388		$(4,696,547)	(102,585)	$1,958,906	42,352

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,873,836,000 and $8,898,163,000, respectively, during the year ended November 30, 2021.

The New Economy Fund	27

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]
Class A:
11/30/2021	$57.74	$(.12)	$9.28	$9.16	$(.01)	$(1.46)	$(1.47)	$65.43	16.18%		$18,597		.74%		.74%		(.20)%
11/30/2020	47.60	.10	13.40	13.50	(.15)	(3.21)	(3.36)	57.74	30.27		16,314		.77		.77		.21
11/30/2019	45.74	.23	5.52	5.75	(.24)	(3.65)	(3.89)	47.60	14.56		13,160		.78		.78		.51
11/30/2018	48.26	.24	.94	1.18	(.08)	(3.62)	(3.70)	45.74	2.59		12,165		.76		.76		.49
11/30/2017	36.67	.11	12.29	12.40	(.10)	(.71)	(.81)	48.26	34.53		12,079		.78		.78		.25
Class C:
11/30/2021	50.27	(.51)	8.04	7.53	—	(1.46)	(1.46)	56.34	15.30		539		1.49		1.49		(.94)
11/30/2020	42.01	(.21)	11.68	11.47	—	(3.21)	(3.21)	50.27	29.30		544		1.51		1.51		(.50)
11/30/2019	40.90	(.10)	4.86	4.76	—	(3.65)	(3.65)	42.01	13.69		531		1.55		1.55		(.25)
11/30/2018	43.77	(.13)	.88	.75	—	(3.62)	(3.62)	40.90	1.81		544		1.55		1.55		(.30)
11/30/2017	33.51	(.21)	11.18	10.97	—	(.71)	(.71)	43.77	33.42		539		1.59		1.59		(.55)
Class T:
11/30/2021	57.82	.02	9.29	9.31	(.13)	(1.46)	(1.59)	65.54	16.44	[5]	—	[6]	.51	[5]	.51	[5]	.03 [5]
11/30/2020	47.66	.21	13.41	13.62	(.25)	(3.21)	(3.46)	57.82	30.57	[5]	—	[6]	.53	[5]	.53	[5]	.44 [5]
11/30/2019	45.80	.33	5.51	5.84	(.33)	(3.65)	(3.98)	47.66	14.83	[5]	—	[6]	.54	[5]	.54	[5]	.75 [5]
11/30/2018	48.32	.33	.94	1.27	(.17)	(3.62)	(3.79)	45.80	2.80	[5]	—	[6]	.56	[5]	.56	[5]	.69 [5]
11/30/2017[7,8]	39.44	.12	8.76	8.88	—	—	—	48.32	22.52	[5,9]	—	[6]	.59	[5,10]	.59	[5,10]	.43 [5,10]
Class F-1:
11/30/2021	57.95	(.15)	9.31	9.16	—	(1.46)	(1.46)	65.65	16.12		345		.79		.79		(.24)
11/30/2020	47.76	.09	13.44	13.53	(.13)	(3.21)	(3.34)	57.95	30.21		363		.80		.80		.19
11/30/2019	45.85	.21	5.54	5.75	(.19)	(3.65)	(3.84)	47.76	14.50		329		.83		.83		.47
11/30/2018	48.36	.21	.95	1.16	(.05)	(3.62)	(3.67)	45.85	2.54		315		.83		.83		.43
11/30/2017	36.73	.08	12.32	12.40	(.06)	(.71)	(.77)	48.36	34.46		363		.84		.84		.19
Class F-2:
11/30/2021	57.73	.02	9.28	9.30	(.14)	(1.46)	(1.60)	65.43	16.43		3,025		.51		.51		.03
11/30/2020	47.58	.20	13.41	13.61	(.25)	(3.21)	(3.46)	57.73	30.58		2,439		.52		.52		.41
11/30/2019	45.75	.33	5.50	5.83	(.35)	(3.65)	(4.00)	47.58	14.81		1,586		.55		.55		.75
11/30/2018	48.26	.34	.94	1.28	(.17)	(3.62)	(3.79)	45.75	2.82		1,406		.55		.55		.71
11/30/2017	36.69	.19	12.28	12.47	(.19)	(.71)	(.90)	48.26	34.81		1,052		.57		.57		.46
Class F-3:
11/30/2021	57.91	.08	9.30	9.38	(.17)	(1.46)	(1.63)	65.66	16.55		1,332		.41		.41		.13
11/30/2020	47.72	.25	13.44	13.69	(.29)	(3.21)	(3.50)	57.91	30.73		1,004		.44		.43		.52
11/30/2019	45.87	.37	5.52	5.89	(.39)	(3.65)	(4.04)	47.72	14.93		705		.45		.45		.84
11/30/2018	48.38	.39	.93	1.32	(.21)	(3.62)	(3.83)	45.87	2.91		541		.46		.46		.81
11/30/2017[7,11]	37.90	.20	10.28	10.48	—	—	—	48.38	27.65	[9]	324		.47	[10]	.47	[10]	.53 [10]
Class 529-A:
11/30/2021	57.02	(.14)	9.17	9.03	(.01)	(1.46)	(1.47)	64.58	16.13		1,109		.77		.77		(.22)
11/30/2020	47.05	.08	13.23	13.31	(.13)	(3.21)	(3.34)	57.02	30.23		956		.80		.80		.16
11/30/2019	45.25	.20	5.46	5.66	(.21)	(3.65)	(3.86)	47.05	14.51		694		.83		.83		.46
11/30/2018	47.80	.20	.94	1.14	(.07)	(3.62)	(3.69)	45.25	2.53		629		.83		.83		.43
11/30/2017	36.33	.08	12.17	12.25	(.07)	(.71)	(.78)	47.80	34.44		561		.85		.85		.19

See end of table for footnotes.

28	The New Economy Fund

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net (loss) income to average net assets[3]
Class 529-C:
11/30/2021	$51.04	$(.54)	$8.16	$7.62	$—	$(1.46)	$(1.46)	$57.20	15.26%		$53		1.52%		1.52%		(.98)%
11/30/2020	42.62	(.18)	11.81	11.63	—	(3.21)	(3.21)	51.04	29.25		57		1.56		1.56		(.43)
11/30/2019	41.45	(.12)	4.94	4.82	—	(3.65)	(3.65)	42.62	13.62		106		1.59		1.59		(.30)
11/30/2018	44.33	(.15)	.89	.74	—	(3.62)	(3.62)	41.45	1.76		110		1.60		1.60		(.35)
11/30/2017	33.94	(.23)	11.33	11.10	—	(.71)	(.71)	44.33	33.38		146		1.64		1.64		(.60)
Class 529-E:
11/30/2021	55.95	(.28)	8.98	8.70	—	(1.46)	(1.46)	63.19	15.85		43		1.01		1.01		(.46)
11/30/2020	46.24	(.02)	12.97	12.95	(.03)	(3.21)	(3.24)	55.95	29.89		38		1.03		1.03		(.05)
11/30/2019	44.52	.10	5.37	5.47	(.10)	(3.65)	(3.75)	46.24	14.24		31		1.07		1.07		.23
11/30/2018	47.11	.09	.94	1.03	—	(3.62)	(3.62)	44.52	2.31		29		1.07		1.07		.19
11/30/2017	35.83	(.02)	12.01	11.99	—	(.71)	(.71)	47.11	34.11		27		1.09		1.09		(.05)
Class 529-T:
11/30/2021	57.79	(.02)	9.28	9.26	(.10)	(1.46)	(1.56)	65.49	16.37	[5]	—	[6]	.57	[5]	.57	[5]	(.02)[5]
11/30/2020	47.64	.19	13.40	13.59	(.23)	(3.21)	(3.44)	57.79	30.50	[5]	—	[6]	.58	[5]	.58	[5]	.39 [5]
11/30/2019	45.78	.31	5.51	5.82	(.31)	(3.65)	(3.96)	47.64	14.78	[5]	—	[6]	.59	[5]	.59	[5]	.70 [5]
11/30/2018	48.30	.31	.95	1.26	(.16)	(3.62)	(3.78)	45.78	2.77	[5]	—	[6]	.61	[5]	.61	[5]	.64 [5]
11/30/2017[7,8]	39.44	.11	8.75	8.86	—	—	—	48.30	22.46	[5,9]	—	[6]	.65	[5,10]	.65	[5,10]	.38 [5,10]
Class 529-F-1:
11/30/2021	57.05	(.03)	9.15	9.12	(.18)	(1.46)	(1.64)	64.53	16.34	[5]	—	[6]	.59	[5]	.59	[5]	(.05)[5]
11/30/2020	47.04	.21	13.23	13.44	(.22)	(3.21)	(3.43)	57.05	30.58	[5]	—	[6]	.58	[5]	.58	[5]	.46 [5]
11/30/2019	45.28	.30	5.44	5.74	(.33)	(3.65)	(3.98)	47.04	14.75		65		.61		.61		.68
11/30/2018	47.80	.30	.94	1.24	(.14)	(3.62)	(3.76)	45.28	2.76		55		.61		.61		.64
11/30/2017	36.34	.16	12.16	12.32	(.15)	(.71)	(.86)	47.80	34.71		45		.64		.64		.39
Class 529-F-2:
11/30/2021	57.74	(.01)	9.29	9.28	(.11)	(1.46)	(1.57)	65.45	16.39		107		.55		.55		(.01)
11/30/2020[7,12]	52.00	(.01)	5.75	5.74	—	—	—	57.74	11.06	[9]	84		.04	[9]	.04	[9]	(.01)[9]
Class 529-F-3:
11/30/2021	57.74	.05	9.27	9.32	(.19)	(1.46)	(1.65)	65.41	16.48		—	[6]	.50		.47		.07
11/30/2020[7,12]	52.00	— [13]	5.74	5.74	—	—	—	57.74	11.06	[9]	—	[6]	.06	[9]	.04	[9]	(.01)[9]
Class R-1:
11/30/2021	52.21	(.54)	8.36	7.82	—	(1.46)	(1.46)	58.57	15.28		40		1.50		1.50		(.95)
11/30/2020	43.52	(.23)	12.13	11.90	—	(3.21)	(3.21)	52.21	29.30		42		1.52		1.52		(.52)
11/30/2019	42.22	(.10)	5.05	4.95	—	(3.65)	(3.65)	43.52	13.68		39		1.55		1.55		(.25)
11/30/2018	45.07	(.13)	.90	.77	—	(3.62)	(3.62)	42.22	1.81		44		1.55		1.55		(.30)
11/30/2017	34.47	(.20)	11.51	11.31	—	(.71)	(.71)	45.07	33.47		50		1.56		1.56		(.52)

See end of table for footnotes.

The New Economy Fund	29

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net (loss) income to average net assets[3]
Class R-2:
11/30/2021	$52.59	$(.55)	$8.42	$7.87	$—	$(1.46)	$(1.46)	$59.00	15.29%	$244		1.50%	1.50%	(.96)%
11/30/2020	43.81	(.23)	12.22	11.99	—	(3.21)	(3.21)	52.59	29.29	236		1.51	1.51	(.52)
11/30/2019	42.47	(.10)	5.09	4.99	—	(3.65)	(3.65)	43.81	13.70	203		1.55	1.55	(.25)
11/30/2018	45.32	(.13)	.90	.77	—	(3.62)	(3.62)	42.47	1.79	195		1.55	1.55	(.30)
11/30/2017	34.65	(.20)	11.58	11.38	—	(.71)	(.71)	45.32	33.50	200		1.56	1.56	(.52)
Class R-2E:
11/30/2021	56.34	(.41)	9.04	8.63	—	(1.46)	(1.46)	63.51	15.61	15		1.21	1.21	(.67)
11/30/2020	46.59	(.11)	13.07	12.96	—	(3.21)	(3.21)	56.34	29.67	14		1.23	1.23	(.23)
11/30/2019	44.88	.02	5.41	5.43	(.07)	(3.65)	(3.72)	46.59	14.02	13		1.25	1.25	.04
11/30/2018	47.55	— [13]	.95	.95	—	(3.62)	(3.62)	44.88	2.11	10		1.26	1.26	(.01)
11/30/2017	36.29	(.10)	12.14	12.04	(.07)	(.71)	(.78)	47.55	33.88	7		1.27	1.27	(.25)
Class R-3:
11/30/2021	56.10	(.31)	9.01	8.70	—	(1.46)	(1.46)	63.34	15.80	339		1.06	1.06	(.51)
11/30/2020	46.34	(.03)	13.01	12.98	(.01)	(3.21)	(3.22)	56.10	29.88	322		1.07	1.07	(.07)
11/30/2019	44.58	.09	5.38	5.47	(.06)	(3.65)	(3.71)	46.34	14.20	303		1.10	1.10	.20
11/30/2018	47.20	.07	.93	1.00	—	(3.62)	(3.62)	44.58	2.24	318		1.10	1.10	.15
11/30/2017	35.90	(.03)	12.04	12.01	—	(.71)	(.71)	47.20	34.10	342		1.11	1.11	(.08)
Class R-4:
11/30/2021	57.13	(.13)	9.18	9.05	—	(1.46)	(1.46)	64.72	16.16	344		.76	.76	(.21)
11/30/2020	47.11	.11	13.24	13.35	(.12)	(3.21)	(3.33)	57.13	30.26	344		.77	.77	.23
11/30/2019	45.29	.22	5.46	5.68	(.21)	(3.65)	(3.86)	47.11	14.54	332		.80	.80	.51
11/30/2018	47.82	.21	.95	1.16	(.07)	(3.62)	(3.69)	45.29	2.57	382		.80	.80	.45
11/30/2017	36.34	.09	12.19	12.28	(.09)	(.71)	(.80)	47.82	34.51	438		.81	.81	.23
Class R-5E:
11/30/2021	57.43	(.01)	9.22	9.21	(.11)	(1.46)	(1.57)	65.07	16.38	85		.56	.56	(.02)
11/30/2020	47.39	.19	13.33	13.52	(.27)	(3.21)	(3.48)	57.43	30.53	71		.56	.56	.41
11/30/2019	45.59	.26	5.53	5.79	(.34)	(3.65)	(3.99)	47.39	14.79	55		.57	.57	.59
11/30/2018	48.17	.35	.91	1.26	(.22)	(3.62)	(3.84)	45.59	2.78	9		.58	.58	.73
11/30/2017	36.57	.19	12.27	12.46	(.15)	(.71)	(.86)	48.17	34.86	—	[6]	.61	.55	.43
Class R-5:
11/30/2021	58.23	.06	9.35	9.41	(.15)	(1.46)	(1.61)	66.03	16.51	115		.45	.45	.10
11/30/2020	47.96	.27	13.48	13.75	(.27)	(3.21)	(3.48)	58.23	30.66	123		.47	.47	.56
11/30/2019	46.07	.36	5.54	5.90	(.36)	(3.65)	(4.01)	47.96	14.88	126		.49	.49	.81
11/30/2018	48.56	.36	.96	1.32	(.19)	(3.62)	(3.81)	46.07	2.88	133		.50	.50	.76
11/30/2017	36.91	.22	12.34	12.56	(.20)	(.71)	(.91)	48.56	34.88	137		.51	.51	.53
Class R-6:
11/30/2021	57.99	.08	9.32	9.40	(.18)	(1.46)	(1.64)	65.75	16.55	8,271		.41	.41	.13
11/30/2020	47.78	.24	13.47	13.71	(.29)	(3.21)	(3.50)	57.99	30.74	6,336		.42	.42	.50
11/30/2019	45.92	.38	5.52	5.90	(.39)	(3.65)	(4.04)	47.78	14.94	3,834		.44	.44	.85
11/30/2018	48.42	.39	.94	1.33	(.21)	(3.62)	(3.83)	45.92	2.92	3,026		.45	.45	.81
11/30/2017	36.81	.24	12.32	12.56	(.24)	(.71)	(.95)	48.42	34.98	2,474		.46	.46	.58

See end of table for footnotes.

30	The New Economy Fund

Financial highlights (continued)

	Year ended November 30,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[14]	28%[15]	38%	39%	38%	28%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During one of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Amount less than $.01.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[15]	Includes the value of securities sold due to redemptions of shares in-kind. The rate would have been 27% for the year ended November 30, 2021, if the value of securities sold due to in-kind redemptions were included.

See notes to financial statements.

The New Economy Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The New Economy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of The New Economy Fund (the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statements of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 10, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

32	The New Economy Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2021, through November 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The New Economy Fund	33

Expense example (continued)

	Beginning account value 6/1/2021	Ending account value 11/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,048.25	$3.75	.73%
Class A – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class C – actual return	1,000.00	1,044.32	7.58	1.48
Class C – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class T – actual return	1,000.00	1,049.49	2.62	.51
Class T – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class F-1 – actual return	1,000.00	1,047.91	4.00	.78
Class F-1 – assumed 5% return	1,000.00	1,021.16	3.95	.78
Class F-2 – actual return	1,000.00	1,049.21	2.62	.51
Class F-2 – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class F-3 – actual return	1,000.00	1,049.90	2.11	.41
Class F-3 – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-A – actual return	1,000.00	1,048.00	3.90	.76
Class 529-A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class 529-C – actual return	1,000.00	1,044.01	7.84	1.53
Class 529-C – assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-E – actual return	1,000.00	1,046.70	5.18	1.01
Class 529-E – assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-T – actual return	1,000.00	1,049.02	2.93	.57
Class 529-T – assumed 5% return	1,000.00	1,022.21	2.89	.57
Class 529-F-1 – actual return	1,000.00	1,048.94	3.03	.59
Class 529-F-1 – assumed 5% return	1,000.00	1,022.11	2.99	.59
Class 529-F-2 – actual return	1,000.00	1,049.23	2.77	.54
Class 529-F-2 – assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-F-3 – actual return	1,000.00	1,049.57	2.36	.46
Class 529-F-3 – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-1 – actual return	1,000.00	1,044.19	7.64	1.49
Class R-1 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2 – actual return	1,000.00	1,044.24	7.64	1.49
Class R-2 – assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2E – actual return	1,000.00	1,045.63	6.15	1.20
Class R-2E – assumed 5% return	1,000.00	1,019.05	6.07	1.20
Class R-3 – actual return	1,000.00	1,046.57	5.39	1.05
Class R-3 – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-4 – actual return	1,000.00	1,048.08	3.85	.75
Class R-4 – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class R-5E – actual return	1,000.00	1,049.19	2.83	.55
Class R-5E – assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-5 – actual return	1,000.00	1,049.74	2.31	.45
Class R-5 – assumed 5% return	1,000.00	1,022.81	2.28	.45
Class R-6 – actual return	1,000.00	1,049.96	2.11	.41
Class R-6 – assumed 5% return	1,000.00	1,023.01	2.08	.41

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	The New Economy Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2021:

Long-term capital gains	$842,092,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

The New Economy Fund	35

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2022. The agreement was amended to add an additional advisory fee breakpoint for when the fund’s net assets exceed $34 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 28, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	The New Economy Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The New Economy Fund	37

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chair of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2000–2009 2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/ Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2006	Private investor	90	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2007	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Kathy J. Williams, 1955	2021	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None
Amy Zegart, PhD, 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7] ; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 39 for footnotes.

38	The New Economy Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Timothy D. Armour, 1960 Co-President	1991	Partner — Capital World Investors, Capital Research and Management Company;
Partner — Capital World Investors, Capital Bank and Trust Company[7];
Chairman of the Board and Chief Executive Officer, The Capital Group Companies, Inc.[7];
		Director, Capital Research and Management Company
Harold H. La, 1970 Co-President	2006	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Donald H. Rolfe, 1972 Principal Executive Officer	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Mathews Cherian, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Tomoko Fortune, 1974 Senior Vice President	2020	Vice President — Capital World Investors, Capital Research and Management Company
Caroline Jones, 1974 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Reed Lowenstein, 1967 Senior Vice President	2020	Partner — Capital Research Global Investors, Capital Research and Management Company
Richmond Wolf, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Timothy D. Armour, Tomoko Fortune, Caroline Jones and Reed Lowenstein, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

The New Economy Fund	39

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40	The New Economy Fund

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The New Economy Fund	41

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42	The New Economy Fund

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The New Economy Fund	43

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	The New Economy Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The New Economy Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The New Economy Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.
A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NEF

Registrant:

a) Audit Fees:
Audit	2020	60,000
	2021	188,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	9,000
	2021	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	7,000
	2021	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $32,000 for fiscal year 2020 and $9,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: January 31, 2022